EXHIBIT 10.1

Execution Copy

4,436,454 Shares

ALLION HEALTHCARE, INC.

COMMON STOCK

UNDERWRITING AGREEMENT

Dated January 25, 2006

January 25, 2006

Thomas Weisel Partners LLC

William Blair & Company, L.L.C.

First Albany Capital Inc.

Susquehanna Financial Group, LLLP

    As Representatives of the several Underwriters

c/o Thomas Weisel Partners LLC

390 Park Avenue, 16th Floor

New York, New York 10022

Ladies and Gentlemen:

Introduction. Allion Healthcare, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters”), and certain stockholders of the Company (the “Selling Stockholders”) named in Schedule B hereto severally propose to sell to the several Underwriters, an aggregate of 4,436,454 shares of the common stock, par value $0.001 per share, of the Company (the “Firm Shares”), of which 1,800,000 shares are to be issued and sold by the Company and 2,636,454 shares are to be sold by the Selling Stockholders, with each Selling Stockholder selling the number of shares set forth opposite such Selling Stockholder’s name in Schedule B hereto.

The Company also proposes to issue and sell to the several Underwriters not more than an additional 665,468 shares of the Company’s common stock, par value $0.001 per share (the “Additional Shares”), if and to the extent that you shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of common stock, par value $0.001 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.” The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the “Sellers.” Thomas Weisel Partners LLC, William Blair & Company L.L.C., First Albany Capital Inc., and Susquehanna Financial Group, LLLP have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Shares.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”), in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations thereunder, a registration statement on Form S-1 (Commission File No. 333-130165), including a prospectus, relating to the Shares. The term “Registration Statement” as used herein means the registration statement including all financial schedules and exhibits incorporated or deemed to be incorporated by reference therein (but excluding any information or statements therein that were incorporated, or deemed to be incorporated by reference to the extent such information or statements have been modified or superceded by any statement in the prospectus, or in any other document that was subsequently filed with the Commission and incorporated by reference in the prospectus or Registration Statement) as amended at the time it becomes effective or, if the registration statement became effective prior to execution of this Agreement, as supplemented or amended prior to the execution of this Agreement and includes information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the rules under the Securities Act and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term “Registration Statement” as used herein means the registration statement as amended by said post-effective amendment. If the Company has filed, or files on or after the date of this Agreement, a registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules under the Securities Act is hereinafter referred to as a “Preliminary Prospectus.” The term “Statutory Prospectus” as used herein means any Preliminary Prospectus, as amended or supplemented, relating to the Shares that is included in the Registration Statement immediately prior to the Applicable Time (as defined below). The final prospectus filed with the Commission pursuant to Rule 424 of the rules under the Securities Act that satisfies the requirements of Section 10(a) of the Securities Act is hereinafter referred to as the “Prospectus.” The term “Applicable Time” means 8:00 p.m. (Eastern time) on the date of this Agreement. The term “General Disclosure Package” means the Statutory Prospectus, each Issuer Represented Free Writing Prospectus (as defined below) and the pricing-related information set forth on Schedule C. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus, the Statutory Prospectus, the Prospectus, any Issuer Represented Free Writing Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

1. Representations and Warranties and Agreements of the Company.

The Company represents and warrants to and agrees with each of the Underwriters that:

1.1 Effective Registration Statement.

The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or to the Company’s knowledge threatened by the Commission.

1.2 Contents of Registration Statement.

(i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, and (iv) the statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate. With respect to the exception set forth at clause (iii), the Company acknowledges that the only information furnished in writing by the Underwriters for use in the Registration Statement or the Prospectus are the statements specifically relating to (a) the aggregate number of Firm Shares that the Representatives have severally agreed to purchase contained in the first paragraph under the Section captioned “Underwriting” in the Prospectus, (b) the concession and reallowance figures contained in the paragraph captioned “Commissions and Discounts” under the Section captioned “Underwriting” in the Prospectus, (c) information under the paragraph captioned “Passive Market Making” under the Section captioned “Underwriting” in the Prospectus, and (d) stabilizing and passive market making activities under the paragraph captioned “Short Sales, Stabilizing Transactions and Penalty Bids” under the Section captioned “Underwriting” in the Prospectus.

1.3 Non-Ineligible Issuer.

At the time of filing the Registration Statement and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act (“Rule 405”).

1.4 Contents of Free Writing Prospectuses.

Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not used or referred to or authorized any other person to use or refer to, and will not use or refer to or authorize any other person to use or refer to, any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below, but including a communication referred to in clause (ii) below) an “Issuer Represented Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule D hereto and any other “written communications” (as defined in Rule 405 under the Securities Act) approved in writing in advance by the Representatives. Each such Issuer Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the Closing Date or until any earlier date of which the Company notified or notifies the Representatives as described in the second paragraph of Section 5.11, (i) complied and will comply in all material respects with the Securities Act, (ii) did not and does not include any information that conflicts with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus, (iii) has been filed in accordance with the Securities Act (to the extent required thereby) and, (iv) when taken together with the Preliminary Prospectus, the Statutory Prospectus and the Prospectus accompanying, or delivered prior to delivery of, such Issuer Represented Free Writing Prospectus, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions made in each such Issuer Represented Free Writing Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Represented Free Writing Prospectus, it being acknowledged that the only such information provided by the Underwriters expressly for use therein consists of the information set forth in the final sentence of Section 1.2.

As of the Applicable Time, the General Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this sentence do not apply to statements or omissions in the General Disclosure Package based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being acknowledged that the only such information provided by the Underwriters expressly for use therein consists of the information set forth in the final sentence of Section 1.2.

1.5 Compliance with Securities Act.

Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

1.6 Financial Statements of the Company and Acquired Companies.

The financial statements of (i) the Company and its consolidated subsidiaries, (ii) Medicine Made Easy (“MME”), (iii) North American Home Health Supply, Inc. (“North American”), (iv) Specialty Pharmacies Inc. (“Specialty”), and (v) Frontier Pharmacy & Nutrition, Inc. d/b/a PMW Pharmacy (“Frontier” and, collectively with MME, North American and Specialty, the “Acquired Companies”) included in the Registration Statement, the Statutory Prospectus and the Prospectus (including, in each case, all notes and schedules thereto) present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries, and of the Acquired Companies at the dates and for the periods indicated; and such financial statements and related schedules and notes thereto, including the unaudited financial information filed with the Commission as part of the Registration Statement , the Statutory Prospectus and Prospectus have been prepared in conformity with generally accepted accounting principles (“GAAP”), consistently applied throughout the periods indicated and conform with the rules and regulations adopted by the Commission under the Securities Act, provided however, that unaudited interim financial statements are subject to year end adjustments not material in amount, and do not contain footnotes required under GAAP. The information in the Registration Statement, the Statutory Prospectus and the Prospectus under the captions “Summary Historical and Pro Forma Consolidated Financial Data,” “Selected Historical Consolidated Financial Data” and “Unaudited Pro Forma Consolidated Financial Statements” presents fairly the information shown therein as at the respective dates and for the respective periods specified and has been presented on a basis consistent with the audited consolidated financial statements of the Company and its consolidated subsidiaries, and of the Acquired Companies set forth in the Registration Statement, the Statutory Prospectus and Prospectus, subject to such adjustments as shall be described in the footnotes to such financial data in the Registration Statement, the Statutory Prospectus and Prospectus.

1.7 Pro Forma Financial Statements.

The unaudited condensed consolidated pro forma financial data and the related notes thereto set forth under the captions “Summary Historical and Pro Forma Consolidated Financial Data” and “Unaudited Pro Forma Consolidated Financial Statements” in the Registration Statement, the Statutory Prospectus and the Prospectus presents fairly the information shown therein, have been prepared in accordance with the applicable requirements of Article 11 of Regulation S-X promulgated under Securities Exchange Act of 1934, as amended (the “Exchange Act”), have been properly compiled on a pro forma basis as described therein, and the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made.

1.8 Auditor Independence.

BDO Seidman, LLP, which has expressed its opinion with respect to the financial statements and schedules of the Company and its consolidated subsidiaries and of MME filed as a part of the Registration Statement and included in the Registration Statement, the Statutory Prospectus and the Prospectus, is an independent certified public accountant with respect to the Company and its subsidiaries and MME within the meaning of the Securities Act and the rules and regulations of the Commission adopted thereunder.

1.9 Due Incorporation.

The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement, the Statutory Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have, individually or in the aggregate, a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business, affairs or business prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

1.10 Subsidiaries.

Schedule E hereto accurately sets forth each such subsidiary of the Company and its jurisdiction of organization. Each subsidiary of the Company has been duly organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Registration Statement, the Statutory Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in, individually or in the aggregate, a Material Adverse Effect. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are either owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities, claims, preemptive rights, rights of first refusal or similar rights, or restrictions upon voting or transfer.

1.11 Authorization of Underwriting Agreement.

This Agreement has been duly and validly authorized by all necessary corporate action in respect thereof, duly executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

1.12 Description of Capital Stock.

The authorized, issued and outstanding capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Statutory Prospectus and the Prospectus, and, as of the date hereof, the Company has authorized and outstanding capital stock as set forth in the column entitled “Actual” and in the corresponding line items under the caption “Capitalization” in the Registration Statement, the Statutory Prospectus and the Prospectus.

1.13 Outstanding Securities.

All of the issued and outstanding shares of capital stock of the Company, including the Firm Shares to be sold by the Selling Stockholders, (i) have been duly authorized and are validly issued, fully paid and non-assessable, (ii) were not issued in violation of any preemptive rights, rights of first refusal or other similar rights of any security holder of the Company or any other person, and (iii) are not subject to preemptive rights, rights of first refusal or similar rights to subscribe for or to purchase or acquire any shares of capital stock of the Company or any of its subsidiaries, or any such rights pursuant to its certificate of incorporation or bylaws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. All sales of shares of capital stock of the Company prior to the date hereof were at all relevant times duly registered under the Securities Act or were exempt from the registration requirements of the Securities Act, and all such sales of shares complied in all material respects with applicable state securities or Blue Sky laws or were exempt from such applicable state securities or Blue Sky laws. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company has not sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants described in the Registration Statement, the General Disclosure Package and the Prospectus.

1.14 Validly Issued Shares.

The Shares to be sold by the Company have been duly authorized and, when issued and delivered by the Company in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries, or any such rights pursuant to its certificate of incorporation or bylaws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound.

1.15 Registration Rights.

There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities (debt or equity) of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement (collectively, “Registration Rights”), other than as set forth on Schedule F hereto. Schedule F hereto accurately sets forth the names of all holders of shares of capital stock of the Company that have Registration Rights and the number of such shares of capital stock subject to Registration Rights. Prior to the date hereof, all holders listed on Schedule F (i) have waived in writing the Registration Rights to which their shares relate in connection with the offering contemplated by this Agreement or (ii) have received written notice from the Company, in compliance with the terms of each holder’s Registration Rights agreement, that such holders may exercise his, her or its Registration Rights with respect to all or any portion of the shares subject thereto and such holders have elected either to exercise the right to have all or a portion of their shares included in the offering contemplated by this Agreement or to waive their rights to have their shares included in such offering.

1.16 Nasdaq; Exchange Act Registration.

The Shares have been listed for quotation on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) National Market System. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which complies in all material respects with the Exchange Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on Nasdaq, nor has the Company received any notification that the Commission or the Nasdaq is contemplating terminating such registration or quotation.

1.17 No Conflicts.

The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene, result in a breach or violation of, or constitute a default under, or will not result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) any provision of applicable law, (ii) any provision of the certificate of incorporation or bylaws or other organizational or governing documents of the Company or any of its subsidiaries, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or to which any of its or their respective properties are subject, or (iv) any regulation, rule, judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except, in the case of clauses (i), (iii) and (iv) above, where such violations, breaches, contraventions, liens, charges, claims or encumbrances would not, individually or in the aggregate, result in a Material Adverse Effect.

1.18 No Consents.

(i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (ii) no authorization, approval, vote or other consent of any stockholder or creditor of the Company, and (iii) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Company of its obligations under this Agreement, for the offering, issuance, sale or delivery of the Shares hereunder, or for the consummation by the Company of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Prospectus, except such as have been already obtained under the Securities Act or the rules and regulations thereunder, or such as may be required under state securities or Blue Sky laws or the National Association of Securities Dealers, Inc. (the “NASD”).

1.19 No Material Adverse Change.

Subsequent to the respective dates as to which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, (i) there has not occurred any Material Adverse Effect, (ii) except in the ordinary course of business, the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries.

1.20 Legal Proceedings; Statutes and Regulations.

There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) that are required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus and are not so described, or (ii) which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. There are no material statutes or regulations applicable to the Company or any of its subsidiaries, or its or their business operations or properties, that are required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus that are not described as required. The statements relating to legal matters and proceedings and statutes and regulations in the Registration Statement, the Statutory Prospectus and the Prospectus under the subcaptions “– Reimbursement Management,” “– Disease Management,” “– Third Party Reimbursement, Cost Containment and Legislation,” “– Government Regulation,” and “– Legal Proceedings,” under the caption “Business,” in each case fairly and accurately summarize such matters and proceedings in all material respects.

1.21 Contracts.

There are no contracts or other documents which are required to be described in the Registration Statement, the Statutory Prospectus and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the applicable rules and regulations thereunder which have not been described in the Registration Statement, the Statutory Prospectus and the Prospectus or filed as exhibits to the Registration Statement.

1.22 Related Party Transactions.

No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Registration Statement, the Statutory Prospectus and the Prospectus and which is not so described. There are no outstanding loans, advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members.

1.23 Not an Investment Company.

The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Statutory Prospectus and the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

1.24 No Violation.

The Company and its subsidiaries have conducted its and their businesses in compliance with applicable laws, except where the failure to comply would not result in a Material Adverse Effect and neither the Company nor any of its subsidiaries is in violation of, and no event has occurred which with notice or lapse of time or both would constitute a default under or in, (i) its certificate of incorporation or bylaws, (ii) the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, or (iii) any federal, state, local or foreign law, statute, rule, regulation, decree, order, license or permit, to which the Company or any of its subsidiaries or any of its or their properties or its or their businesses may be subject, including but not limited to the Medicare Prescription Drug, Improvement and Modernization Act, the Prescription Drug Marketing Act, the Federal Food, Drug, and Cosmetic Act, the Federal Controlled Substances Act, the Federal Anti-Kickback Statute, the Federal Stark Law, the Federal False Claims Act, the Federal Civil Monetary Penalties Law, the health information privacy and security regulations enacted under the Health Insurance Portability and Accountability Act of 1996, the applicable State pharmacy licensing laws, and the applicable State unfair and deceptive trade practices and consumer protection laws except, for violations or defaults which would not, individually or in the aggregate, result in a Material Adverse Effect.

1.25 Governmental Permits.

The Company, its subsidiaries and each of the pharmacists employed by the Company (i) have all licenses, certificates, authorizations, permits, approvals and other rights from, and have filed all reports, documents and other information required to be filed with, the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as now conducted (each, an “Authorization”) except for such Authorizations where the failure to possess such Authorization, or the invalidity of which, individually or in the aggregate, would not have a Material Adverse Effect, (ii) have fulfilled and performed all obligations necessary to maintain each Authorization, and (iii) to the Company’s knowledge, there are no pending or threatened actions, suits, proceedings or investigations that would reasonably be expected to result in the revocation, termination, suspension, modification or impairment of any Authorization, which revocation, termination, suspension, modification or impairment would, individually or in the aggregate, result in a Material Adverse Effect. All such Authorizations are valid and in full force and effect and the Company, its subsidiaries and each of the pharmacists employed by the Company and its subsidiaries are in compliance in all respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto except where the failure to comply would not result in a Material Adverse Effect

1.26 Properties.

All real property, buildings and other improvements held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings or other improvements by the Company and its subsidiaries, and all such leases are in full force and effect. Neither the Company nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases mentioned above or affecting or questioning the rights of the Company or its subsidiaries in the continued possession of the leased premises under any such lease. The Company and its subsidiaries have good and marketable title to all personal property owned by them which is material to the businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the Statutory Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.

1.27 Environmental.

The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect.

1.28 Intellectual Property Rights.

Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company and its subsidiaries own, license or otherwise possess all rights to use, all software, hardware, systems, processes and other technology and all material patents, patent rights, inventions, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, copyrights and other intellectual property rights (collectively, the “Rights”) necessary for the conduct of its or their businesses as currently operated. To the Company’s knowledge, no claims have been asserted against the Company or any of the Company’s subsidiaries by any person with respect to the use of any such Rights or challenging or questioning the validity or effectiveness of any such Rights. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the continued use of the Rights in connection with the business and operations of the Company and its subsidiaries does not, to the knowledge of the Company, infringe on the rights of any person, which, if the subject of an unfavorable decision, ruling or filing, would, individually or in the aggregate, result in a Material Adverse Effect.

1.29 No Labor Disputes.

No material labor dispute with the employees of the Company or any of its subsidiaries exists or is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would, individually or in the aggregate, result in a Material Adverse Effect.

1.30 Insurance.

The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. There are no claims by the Company or its subsidiaries under any insurance policy as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its or their businesses at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

1.31 Taxes.

(i) Each of the Company and its subsidiaries has filed all federal, state, local and foreign tax returns and tax forms required to be filed except where the failure to file would not have a Material Adverse Effect, (ii) such returns and forms were complete and correct in all material respects, and any taxes, including any penalties and interest, shown by such returns or otherwise assessed that are due or payable have been paid, (iii) all payroll withholdings required to be made by the Company and its subsidiaries with respect to employees have been made, and (iv) there have been no tax deficiencies asserted or, to the knowledge of the Company, threatened against the Company or its subsidiaries.

1.32 No Price Stabilization or Manipulation.

The Company has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

1.33 Accounting Controls.

The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance regarding the (i) reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (ii) maintenance of records that in reasonable detail accurately and fairly reflect transactions and dispositions of the assets of the Company and its subsidiaries, (iii) recording of transactions as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its subsidiaries are being made only in accordance with authorizations of management and directors of the Company or the applicable subsidiary, and (iv) prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s or its subsidiaries’ assets that would have a Material Adverse Effect on the Company’s consolidated financial statements. Except as described in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company has not identified any material weakness in the Company’s “internal control over financial reporting” as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) (whether or not remediated).

1.34 Exchange Act; Sarbanes-Oxley Act.

The Company has filed all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act and such documents, at the time filed with Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents when they were filed with the Commission contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) that are effective and applicable to the Company.

1.35 Disclosure Controls and Procedures.

Management has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and its subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer, or persons performing similar functions, by others within those entities. Since the date of the Form 10-Q for the third quarter of 2005, there has been no change in the Company’s internal controls that has materially affected, or is reasonably likely to materially affect, the Company’s disclosure controls.

1.36 Brokers Fees.

Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any of the Underwriters for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated herein, the Registration Statement, the Statutory Prospectus and the Prospectus or, to the Company’s knowledge, any contracts, agreements, understandings, payments, arrangements or issuances with respect to the Company or any of its officers, directors, stockholders, employees or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

1.37 Audit Committee.

The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the Exchange Act, the rules and regulations of the Commission adopted thereunder and Rules 4200 and 4350 of the rules of the NASD. The audit committee has adopted a charter that satisfies the Exchange Act, the rules and regulations of the Commission adopted thereunder and Rules 4200 and 4350 of the NASD.

1.38 Mail Order Meds, Inc.

Mail Order Meds, Inc. does not own, lease or otherwise have any material assets and the Company has discontinued all material business operations related to Mail Order Meds, Inc.

2. Representations and Warranties and Agreements of the Selling Stockholders. Each of the Selling Stockholders severally, not jointly, represents and warrants to and agrees with each of the Underwriters that:

2.1 Power and Authority.

If such Selling Stockholder is a corporation, partnership, limited partnership, limited liability company or trust, such Selling Stockholder has been duly organized or incorporated and is validly existing as a corporation, partnership, limited partnership, limited liability company or trust in good standing under the laws of its jurisdiction of incorporation or organization, as applicable.

2.2 Due Authorization.

This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and, assuming due authorization, execution and delivery by each of the Company and the Representatives, is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

2.3 Selling Stockholder Documents.

The Custody Agreement signed by such Selling Stockholder relating to the deposit of the Firm Shares to be sold by such Selling Stockholder (the “Custody Agreement”) and the Power of Attorney appointing certain individuals as such Selling Stockholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) have been duly authorized, executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by Continental Stock Transfer & Trust Company, as Custodian, are valid and binding agreements of such Selling Stockholder enforceable in accordance with their respective terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

2.4 No Conflicts or Consents.

The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney will not contravene, result in a breach or violation of, or constitute a default under or will not result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of such Selling Stockholder pursuant to, (i) any provision of applicable law, (ii) any provision of the certificate of incorporation or by-laws or other organizational or governing documents of such Selling Stockholder (if such Selling Stockholder is not an individual), (iii) any agreement or other instrument binding upon such Selling Stockholder or (iv) any regulation, rule, judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder. No filings with, or consent, approval, authorization or order of, or qualification with, any court or governmental authority or agency, domestic or foreign, is required for the performance by such Selling Stockholder of its obligations under this Agreement, or the Custody Agreement or Power of

Attorney of such Selling Stockholder, except such as have been already obtained under the Securities Act or the rules and regulations thereunder, or such as may be required by the state securities or Blue Sky laws or the NASD in connection with the offer and sale of the Shares.

2.5 Good Title to Shares.

(a) Such Selling Stockholder is, or in the case of the Selling Stockholders identified on Schedule G hereto, upon the exercise of options or warrants, as the case may be, with respect to underlying shares of Common Stock, such Selling Stockholder will be on the Closing Date, the lawful owner of the Firm Shares to be sold by such Selling Stockholder pursuant to this Agreement and (b) such Selling Stockholder, other than those Selling Stockholders identified on Schedule G prior to the exercise of options or warrants, as the case may be, with respect to underlying shares of Common Stock, has and each such Selling Stockholder on the Closing Date will have, valid title to the Firm Shares to be sold by such Selling Stockholder free and clear of any security interests, claims, liens, equities and other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Firm Shares to be sold by such Selling Stockholder. The Firm Shares to be sold by such Selling Stockholder are not subject to any preemptive rights, rights of first refusal or similar rights to subscribe for or to purchase or acquire any of such Firm Shares.

2.6 Delivery of Common Shares.

The Firm Shares to be sold by such Selling Stockholder pursuant to this Agreement are certificated securities in registered form and are not held in any securities account or by or through any securities intermediary within the meaning of the Uniform Commercial Code as in effect in the State of New York. The Selling Stockholder has caused certificates for the number of Firm Shares to be sold by such Selling Stockholder hereunder to be delivered to the Custodian, endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery pursuant to the provisions of this Agreement and the Custody Agreement. Delivery of the Firm Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass valid title to such Firm Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

2.7 No Association with the NASD.

Except as described in the completed NASD Questionnaire provided by such Selling Stockholder to the Company prior to the date of this Agreement, neither such Selling Stockholder nor any of its affiliates, directly, or indirectly through one or more intermediaries, is or controls, is controlled by, or is under common control with, or is a person associated with (as defined in such NASD Questionnaire), any member firm of the National Association of Securities Dealers, Inc.

2.8 No Price Stabilization or Manipulation.

Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in any stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

2.9 Disclosure by Selling Stockholder in Registration Statement.

The information in the Registration Statement, the Statutory Prospectus and the Prospectus under the caption “Principal and Selling Stockholders” and any other information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the General Disclosure Package or any Selling Stockholder Free Writing Prospectus which specifically relates to such Selling Stockholder does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such Selling Stockholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement, the Statutory Prospectus and the Prospectus to sell its Shares pursuant to this Agreement.

2.10 Confirmation of Company Representations and Warranties.

If such Selling Stockholder is an executive officer or director of the Company, such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not true and correct. If such Selling Stockholder is an executive officer or director of the Company, such Selling Stockholder has reviewed and is familiar with the Registration Statement, the General Disclosure Package and the Prospectus and the information in the Registration Statement, the General Disclosure Package and the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the representations and warranties provided in this Section 2.10 do not apply to statements or omissions based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, which such Selling Stockholder and the Underwriters acknowledge consists only of that information identified in the final sentence of Section 1.2.

2.11 Lock-Up Agreement.

Such Selling Stockholder agrees to be bound by the terms of the “lock-up” agreement set forth in Exhibit A hereto (the “Lock-Up Agreement”), between the Representatives and such Selling Stockholder; provided, however, that if such Selling Stockholder is the Chief Executive Officer of the Company as of the date hereof, the restricted period set forth in the Lock-Up Agreement shall be for a period of 180 days, rather than 90 days.

2.12 Selling Stockholder Free Writing Prospectuses.

Such Selling Stockholder represents and agrees that, without the prior consent of Thomas Weisel Partners LLC, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act (any such “free writing prospectus” of any Selling Stockholder, a “Selling Stockholder Free Writing Prospectus”), and it has not used, referred to, or distributed, and will not use, refer to or distribute, any such Selling Stockholder Free Writing Prospectus. Any Selling Stockholder Free Writing Prospectus consented to by Thomas Weisel Partners LLC is hereinafter referred to as a “Selling Stockholder Permitted Free Writing Prospectus.” Each Selling Stockholder represents that it has treated or agrees that it has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Selling Stockholder Permitted Free Writing Prospectus of such Selling Stockholder, including timely filing with the Commission where required, legending and record keeping

3. Purchase and Sale Agreements.

3.1 Firm Shares.

Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $12.12435 per share (the “Purchase Price”) the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller, as set forth in Schedule B opposite the name of the Company and each other Seller, as the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

3.2 Additional Shares.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 665,468 Additional Shares at the Purchase Price. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving notice to the Company in writing not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. A purchase date may be the same as the Closing Date (as defined below) but may not be earlier than the Closing Date and no purchase date may be later than 10 business days after the date of notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

3.3 Market Standoff Provision.

The Company hereby agrees that, without the prior written consent of Thomas Weisel Partners LLC (which consent may be withheld in its sole discretion) it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. Additionally, the Company hereby agrees that without the prior written consent of Thomas Weisel Partners LLC (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The restrictions set forth in this Section 3.3 shall not apply to (i) the Shares to be sold hereunder, (ii) the issuance by the Company of options to purchase shares of the Company’s Common Stock under the Company’s existing plans as described in the Prospectus, provided that such options do not become vested and exercisable during the 90-day restricted period, or (iii) the issuance by the Company of shares of Common Stock upon the exercise of options or warrants.

If, (i) during the last 17 days of the 90-day restricted period described in this Section 3.3, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day restricted period, the 90-day restricted period described in this Section 3.3 automatically shall extend until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless in either clauses (i) or (ii) the Representatives waive the extension in writing.

The Company acknowledges that the Selling Stockholders are subject to similar restrictions as contained in this Section 3.3 pursuant to the “lock-up” agreement terms included in Exhibit A hereto on the transfer or other disposition of shares of capital stock of the Company held by them, and the Company agrees to take all reasonable measures to enforce each such Selling Stockholders’ compliance with such restrictions.

3.4 Terms of Public Offering.

The Sellers are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Sellers are further advised by the Representatives that the Underwriters will offer the Shares to the public initially at a price of $12.83 per share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession of not more than $0.42339 per share below the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession not in excess of $0.1000 per share to any other Underwriter or to certain other dealers.

3.5 No Fiduciaries.

The Sellers acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Sellers, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith each Underwriter is acting as a principal and not the agent or fiduciary of the Sellers, and (iii) no Underwriter has assumed an advisory responsibility in favor of the Sellers with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Sellers on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement.

4. Payment and Delivery.

4.1 Firm Shares.

Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in immediately available funds to bank accounts designated by the Company and the Custodian against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on January 31, 2006, or at such other time on the same or such other date, not later than February 10, 2006, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

4.2 Additional Shares.

Payment for any Additional Shares shall be made to the Company in immediately available funds against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in paragraph 3.2 or at such other time on the same or on such other date, in any event not later than February 24, 2006, as shall be designated in writing by the Representatives. The time and date of each payment for any Additional Shares are hereinafter referred to as the “Option Closing Date.”

4.3 Delivery of Certificates.

Certificates for the Firm Shares and Additional Shares, if any, shall be in definitive form and registered in such names and in such denominations as the Representatives shall request in writing not later than two full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

5. Covenants.

In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter (and, in certain provisions herein contained, each Underwriter covenants to the Company) as follows:

5.1 Furnish Copies of Registration Statement and Prospectus.

To furnish to the Representatives, without charge, four signed copies of the Registration Statement (including exhibits thereto) and, for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, to furnish to the Underwriters in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph 5.3 below, as many copies of the preliminary prospectus and the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

5.2 Notification of Amendments or Supplements and Other Information.

Before amending or supplementing the Registration Statement or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement, and not to file any such proposed amendment or supplement to which the Representatives or counsel for the Underwriters reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such rule.

The Company will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment to the Registration Statement, or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the

Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares. In addition, each Underwriter agrees to notify the Company immediately, and confirm notice in writing, if such Underwriter becomes subject of a proceeding under Section 8A of the Securities Act in connection with the offering of Shares.

5.3 Filings of Amendments or Supplements.

If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

5.4 Blue Sky Laws.

To use its reasonable efforts to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request. In each jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided however, that the Company shall not be required in connection therewith, as condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

5.5 Earnings Statement.

To make generally available to its securityholders and to the Representatives as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

5.6 Use of Proceeds.

The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption “Use of Proceeds” in the Prospectus.

5.7 Transfer Agent.

The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

5.8 Periodic Reporting Obligations.

During the Prospectus Delivery Period, the Company shall (i) file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act and (ii) file all reports and documents required to be filed with the Nasdaq National Market under applicable securities laws and by the Nasdaq National Market.

5.9 Preparation of Prospectus.

Immediately following the execution of this Agreement, the Company will, subject to Section 5.3 hereof, prepare the Prospectus containing the information required by Rule 430A of the Securities Act and other selling terms of the Shares, the plan of distribution thereof and such other information as may be required by the Securities Act or rules and regulations thereunder or as the Representatives and the Company may deem appropriate, and will file or transmit for filing with the Commission, in accordance with Rule 424(b) of the Securities Act (without reliance on Rule 424(b)(8) of the Securities Act), copies of the Prospectus.

5.10 Notification of Earnings Releases or Material News.

Prior to the expiration of the 90-day period described in Section 3.3, the Company shall promptly notify the Representatives if it intends to release earnings results or becomes aware that material news or a material event concerning the Company will occur at any time prior to the expiration of such 90-day restricted period through the 16-day period beginning on the last day of such 90-day restricted period.

5.11 Issuer Free Writing Prospectuses.

The Company represents and agrees that, unless it obtains the prior consent of Thomas Weisel Partners LLC, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and Thomas Weisel Partners LLC, it will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by Thomas Weisel Partners LLC is hereinafter referred to as an “Issuer Permitted Free Writing Prospectus” and, collectively with any Selling Stockholder Permitted Free Writing Prospectuses, the “Permitted Free Writing Prospectuses.” The Company represents and agrees that it will treat each Issuer Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, and will comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

The Company further represents and agrees that if at any time following issuance of an Issuer Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which any Issuer Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or contained or would contain an untrue statement of a material fact or omitted or would omit to state a material fact necessary to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that the foregoing does not apply to statements or omissions made in any Issuer Represented Free Writing Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Represented Free Writing Prospectus, it being acknowledged that the only such information provided by the Underwriters expressly for use therein consists of the information set forth in the final sentence of Section 1.2.

6. Conditions to the Underwriters’ Obligations.

The obligations of the Sellers to sell the Shares to the several Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date and on each Option Closing Date, as the case may be, are subject to the following conditions:

6.1 Effective Registration Statement.

The Registration Statement shall have become effective not later than 4:00 p.m. (New York City time) on the date hereof.

6.2 Rule 462(b) Registration Statement.

If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

6.3 Prospectus Filed with Commission.

The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act (without reliance on Rule 424(b)(8) of the Act); or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective.

6.4 No Stop Order.

No stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect on the Closing Date and each Option Closing Date, as the case may be, and no proceedings for such purpose shall have been instituted or threatened by the Commission on the Closing Date and each Option Closing Date, as the case may be.

6.5 Nasdaq.

The Shares shall have been listed for quotation on the Nasdaq National Market System.

6.6 No NASD Objection.

The NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

6.7 Representations and Warranties; Covenants.

The representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Sections 6.9 and 6.10 shall be true and correct when made, on and as of the Applicable Time and on and as of the Closing Date and, with respect to the representations and warranties of the Company, on and as of each Option Closing Date, as the case may be, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date). The Company and the Selling Stockholders shall have performed in all material respects all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by the Company and the Selling Stockholders at or before the Closing Date and, with respect to the covenants, agreements and conditions of the Company, each Option Closing Date, as the case may be.

6.8 No Material Adverse Change.

There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, businesses, operations or prospects of the Company and its subsidiaries, individually or as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the Representative’s reasonable judgment, is material and adverse and that makes it, in the Representative’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

6.9 Officer’s Certificate.

The Representatives shall have received on the Closing Date and on each Option Closing Date a certificate, dated the Closing Date or the Option Closing Date, as applicable, and signed by the Chief Executive Officer and by the Chief Financial Officer of the Company, representing (i) that the representations and warranties contained in this Agreement are true and correct as of the Closing Date or the Option Closing Date, as applicable, (ii) that the Company has complied with all of the agreements and has satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such Closing Date or Option Closing Date, as applicable.

6.10 Selling Stockholders Certificate.

The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date, and signed by the Attorney-in-Fact of each Selling Stockholder, to the effect that the representations and warranties of the Selling Stockholders contained in this Agreement are true and correct as of the Closing Date and that the Selling Stockholders have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

6.11 Opinion of Company Counsel.

The Representatives shall have received on the Closing Date an opinion of Kirkland & Ellis LLP, counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B-1 attached hereto. The opinion shall be rendered to the Representatives as representatives of the Underwriters at the request of the Company and shall so state therein.

6.12 Opinion of Special Regulatory Counsel.

The Representatives shall have received on the Closing Date an opinion of Nixon Peabody LLP, special regulatory counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit B-2 attached hereto. The opinion shall be rendered to the Representatives as representatives of the Underwriters at the request of the Company and shall so state therein.

6.13 Opinion of Selling Stockholders’ Counsel.

The Underwriters shall have received on the Closing Date an opinion of Gusrae, Kaplan, Bruno & Nusbaum PLLC, counsel for the Selling Stockholders, dated the Closing Date, the form of which is attached hereto as Exhibit B-3. The opinion shall be rendered to the Underwriters at the request of the Selling Stockholders and shall so state therein.

6.14 Opinion of Underwriters’ Counsel.

The Representatives shall have received on the Closing Date an opinion of Alston & Bird LLP, counsel for the Underwriters, dated the Closing Date, with respect to the Registration Statement, the Prospectus and other related matters as the Representatives may request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

6.15 Opinion of Special Local Counsel.

The Representatives shall have received on the Closing Date (i) an opinion of Johnson, Pope, Bokor, Ruppell & Burns, LLP, special Florida counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit B-4 attached hereto, (ii) an opinion of Perkins

Coie LLP, special Washington counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit B-5 attached hereto, and an opinion of Winstead Sechrest & Minick P.C., special Texas counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit B-6 attached hereto. The opinions shall be rendered to the Representatives as representatives of the Underwriters at the request of the Company and shall so state therein.

6.16 Comfort Letter from BDO Seidman, LLP.

The Representatives shall have received, on each of the date hereof, the Closing Date and each Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from BDO Seidman, LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and its consolidated subsidiaries and of the Acquired Companies contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

6.17 Selling Stockholder Documents.

On the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Representatives copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Stockholders and such further information, certificates and documents as the Representatives may reasonably request.

6.18 Additional Documents.

On the Closing Date and on each Option Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein or in order to evidence the accuracy of any of the representations and warranties or the satisfaction of any of the conditions or agreements herein contained.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction of each of the above conditions on or prior to the Option Closing Date and to the delivery to the Representatives on the Option Closing Date of such documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

7. Expenses.

Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, (a) the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of each of the Company’s counsel, the Company’s accountants and one counsel for the Selling Stockholders (which shall be Gusrae, Kaplan, Bruno & Nusbaum

PLLC) in connection with the preparation and negotiation of this Agreement and the registration and delivery of the Shares under the Securities Act, and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, any Permitted Free Writing Prospectus the Prospectus (including any costs associated with the electronic delivery of these materials), and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities as may be specified by the Underwriters, (ii) the fees and expenses of the Custodian, any attorney-in-fact under the Power of Attorney and expenses associated with communications with and collection of documents from the Selling Stockholders, (iii) except as provided in clause (b) below, all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iv) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as contemplated by Section 5.4 hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum (such fees and disbursements not to exceed $5,000), (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the NASD (such fees and disbursements not to exceed $20,000), (vi) all costs and expenses incident to listing the Shares on the Nasdaq National Market, (vii) the cost of printing certificates, if any, representing the Shares, (viii) the costs and charges of any transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (x) all expenses in connection with any offer and sale of the Shares outside of the United States, if any, including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States, and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section, and (b) each Selling Stockholder will bear its own costs and expenses, including any fees and expense of counsel or other advisors for such Selling Stockholders, other than the fees and expenses of the one counsel for the Selling Stockholders paid by the Company as provided in Section 7(a)(i) above, and any transfer or other taxes payable on the transfer and delivery of the Shares by such Selling Stockholder to the Underwriters. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel and any advertising expenses connected with any offers they may make.

8. Indemnity and Contribution.

8.1 Indemnification by the Company and the Selling Stockholders Who Are Directors or Executive Officers.

The Company and each Selling Stockholder who is a director or executive officer of the Company on the date of this Agreement, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Preliminary Prospectus, any Issuer Represented Free Writing Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), in any Blue Sky application or other information or other documents executed by the Company and filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances under which they were made in the case of a Prospectus); provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Issuer-Represented Free Writing Prospectus or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein, it being acknowledged by the Company that the only such information provided by the Underwriters expressly for use therein consists of the information set forth in the final sentence of Section 1.2.

8.2 Indemnification by Each Selling Stockholder.

Each Selling Stockholder of the Company on the date of this Agreement agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Preliminary Prospectus, any Issuer Represented Free Writing Prospectus, any Selling Stockholder Free Writing Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances under which they were made in the case of a

Prospectus), but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, any Issuer Represented Free Writing Prospectus, any Selling Stockholder Free Writing Prospectus or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholders for use therein.

8.3 Indemnification by the Underwriters.

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Selling Stockholder, the directors of the Company, the officers of the Company who sign the Registration Statement, each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Company and each Selling Stockholder within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Preliminary Prospectus, any Issuer Represented Free Writing Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances under which they were made in the case of a Prospectus), but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, any Issuer Represented Free Writing Prospectus, Selling Stockholder Free Writing Prospectus, the Prospectus or any amendments or supplements thereto, it being acknowledged by the Company and each Selling Stockholder that the only such information provided by the Underwriters expressly for use therein consists of the information set forth in the final sentence of Section 1.2.

8.4 Indemnification Procedures.

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8 (the “Indemnified Party”), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be ethically impermissible due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the fees and expenses of more than one separate firm (in addition to local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Thomas Weisel Partners LLC. In the case of any such firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Stockholders under the Powers of Attorney. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim, and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

8.5 Limitation of Selling Stockholder Liability.

The liability of each Selling Stockholder under the indemnity and contribution provisions of this Section 8 shall be limited to an amount equal to the aggregate offering price of the aggregate number of Shares sold by such Selling Stockholder, less the underwriting discount, as set forth on the front cover page of the Prospectus (“Maximum Stockholder Liability Amount”). If the Underwriters or any affiliated party of any Underwriter shall have a claim for indemnification or contribution against the Company and the Selling Stockholders who are directors or executive officers of the Company pursuant to Section 8.1, the Underwriters or the affiliated party of an Underwriter, as the case may be, (i) first shall seek to obtain reimbursement, indemnification or contribution for any losses, expenses, liabilities or claims arising under Section 8.1 from the Company and (ii) if the Company shall have failed, after reasonable efforts on the part of such Underwriter or affiliated party of such Underwriter, to agree to satisfy such request for reimbursement, indemnification or contribution in full within 30 days, then the Underwriters or affiliated party of an Underwriter may seek to obtain reimbursement, indemnification or contribution, on a joint and several basis, from the Selling Stockholders who are directors or executive officers of the Company; provided, however, in accordance with the 1st sentence of this Section 8.5, no Selling Stockholder who is an officer or director of the Company shall incur liability in excess of such Selling Stockholder’s Maximum Stockholder Liability Amount; provided, further however, that the Underwriters and any affiliated party of such Underwriter shall not be required to effect such initial demand upon the Company and wait such 30 day period, in accordance with clause (i) above, if it would prejudice their right to indemnification from any Selling Stockholder. The indemnity agreement set forth herein is not exclusive of any agreement the Company may have with the Selling Stockholders relating to indemnification, and nothing contained in this Agreement shall affect any obligation or liability the Company may have to one or more of the Selling Stockholders, or one or more of the Selling Stockholders may have to the Company, pursuant to other agreements.

8.6 Contribution Agreement.

To the extent the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party under such Section 8, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or Parties, on the one hand, and the Indemnified Party or Parties, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause 8.6(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8.6(i) above but also the relative fault of the Indemnifying Party or Parties, on the one hand, and of the Indemnified Party or Parties, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the total public offering price of the Shares. The relative fault of the Sellers, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8.6 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8.6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8.6, except to the extent the party or parties from whom contribution may be sought are actually and adversely prejudiced as a result of the failure to receive notice. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

8.7 Contribution Amounts.

The Sellers and the Underwriters agree that it would not be just or equitable if contribution provided by this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8.7. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

8.8 Survival of Provisions.

The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

9. Effectiveness.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10. Termination.

This Agreement shall be subject to termination by notice given by the Representatives to the Company and the Selling Stockholders, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York state authorities, (iv) in the reasonable judgment of the Representatives, there shall have occurred any material adverse change in the financial markets, beyond normal market fluctuations, as the result of any outbreak or escalation of hostilities, directly or indirectly, involving the United States or the declaration by the United States of a national emergency or war or any change in financial markets or any calamity or crisis after the date of this Agreement that has an impact on the financial markets, or (v) in the reasonable judgment of the Representatives, there shall have occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(v), such event, individually or together with any other such event, makes it, in the reasonable judgment of the Representatives, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

If this Agreement shall be terminated by the Underwriters, or any of them, pursuant to Sections 10(a)(ii) or 10(a)(v) hereof, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves for all out-of-pocket expenses (including the documented fees and disbursements of their counsel) reasonably incurred by such terminating Underwriters in connection with this Agreement and the offering contemplated hereunder.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the documented fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. Defaulting Underwriters.

If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to the Representatives, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either the Representatives or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than 7 days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability to the Company and the non-defaulting Underwriters arising out of or related to any default of such Underwriter under this Agreement.

12. Failure of the Selling Stockholders to Sell and Deliver Shares.

If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Firm Shares to be sold and delivered by such Selling Stockholders at the Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7 and 8 hereof, the Company or the non-defaulting Selling Stockholders, or (ii) purchase the shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Firm Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholders, to postpone the Closing Date but in no event for longer than 7 days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected. No action taken pursuant to this Section 12 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

13. Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14. Headings; Table of Contents.

The headings of the sections of this Agreement and the table of contents have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15. Notices.

All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

Thomas Weisel Partners LLC

390 Park Avenue, 16th Floor

New York, NY 10022

Facsimile: (212) 271-3747

Attention: Brent Milner

with a copy to:

Thomas Weisel Partners LLC

One Montgomery Street, Suite 3700

San Francisco, California 94104

Facsimile: (415) 364-2694

Attention: Jack Helfand, Esq.

If to the Company:

Allion Healthcare, Inc.

1660 Walt Whitman Road, Suite 105

Melville, New York 11747

Facsimile: (631) 547-6532

Attention: Michael P. Moran

with a copy to:

Kirkland & Ellis LLP

655 15th Street, N.W., Suite 1200

Washington, DC 20005

Facsimile: 202-879-5200

Attention: Mark D. Director, Esq.

If to the Selling Stockholders:

Continental Stock Transfer & Trust Company, as Custodian

17 Battery Place – 8th Floor

New York, New York 10004

Facsimile: 212-509-5150

Attention: Felix Orihuela

With copy to:

Gusrae, Kaplan, Bruno & Nusbaum PLLC

120 Wall Street – 11th Floor

New York, New York 10005

Facsimile: 212-809-5449

Attention: Lawrence G. Nusbaum, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

16. Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 8, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

17. Partial Unenforceability.

The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

19. Consent to Jurisdiction.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

20. Entire Agreement.

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

21. Amendments.

This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

22. Sophisticated Parties.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

23. Certain Agreements, Waivers and Acknowledgements.

Each Selling Stockholder acknowledges and agrees that any rights that such Selling Stockholder may have pursuant to any agreement with the Company with respect to the registration of securities of the Company in connection with this offering of the Shares as contemplated by this Agreement, are hereby satisfied and waived.

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ALLION HEALTHCARE, INC.

By:	/s/ Michael P. Moran
Name:	Michael P. Moran
Title:	Chairman of the Board, Chief Executive Officer and President

The Selling Stockholders named in Schedule B hereto acting severally

By:	/s/ James G. Spencer
Attorney-in-Fact

Accepted as of the date hereof

Thomas Weisel Partners LLC

William Blair & Company, L.L.C.

First Albany Capital Inc.

Susquehanna Financial Corp.

Acting severally on behalf

    of themselves and the

    several Underwriters named

    in Schedule A hereto.

By: Thomas Weisel Partners LLC

By:	/s/ Brent Milner
Name:	Brent Milner
Title:	Partner, Head of Healthcare Investment Banking